Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Prime Series, Treasury Series, Tax-Free Series, a series of Deutsche Bank Alex Brown Cash Reserve, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 6, 2004                                  /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Prime Series, Treasury Series,
                                                  Tax-Free Series, a series of
                                                  Deutsche Bank Alex Brown Cash
                                                  Reserve

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:


1. I have reviewed this report, filed on behalf of Prime Series, Treasury Series, Tax-Free Series, a series of Deutsche Bank Alex Brown Cash Reserve, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 6, 2004                                /s/Paul Schubert
                                                Paul Schubert
                                                Chief Financial Officer
                                                Prime Series, Treasury Series,
                                                Tax-Free Series, a series of
                                                Deutsche Bank Alex Brown Cash
                                                Reserve